UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2007

GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

346 Woodland Church Road Hertford, North Carolina	27944
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 252-264-2064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 18, 2007, Greens Worldwide Incorporated (the “Company”) announced the termination of merger discussions among the Company, Beat The Bogey Man, LLC and HyPerformance, Inc. pursuant to that Term Sheet of Proposed Merger among the parties dated January 22, 2007 (the “Term Sheet”). The Term Sheet was filed as Exhibit 99.1 to the Form 8-K filed on January 24, 2007, and is incorporated by reference into this Item 8.01.

The Company also announced that 12 different charity groups that have entered into agreements to sponsor golf tournaments on the Company’s announced schedule have informed the Company of the cancellation of their events.

A copy of the press release that the Company issued on April 18, 2007 with respect to these events is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item	9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date: April 18, 2007	By:	/s/ William A. Conwell
William A. Conwell
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 18, 2007.